Performance Commentary | 1st Quarter 2020

Chang Suh, CFA, CEO/Co-Chief Portfolio Manager

Michael Cook, CFA, FRM, Co-Chief Portfolio Manager

April 22, 2020

Summary

●	The AFL-CIO Housing Investment Trust (HIT or Trust) had a first quarter return of 3.50% gross and 3.43% net of fee total return compared to 3.15% for its benchmark, the Bloomberg Barclays Aggregate Bond Index (Barclays Aggregate).
●	The HIT’s positive returns stand out during a historic quarter as the COVID-19 pandemic caused record losses in many markets and portfolios.
●	The HIT provided diversification to riskier assets because it does not invest in corporate bonds and overweights high credit quality multifamily mortgage securities.
●	As of March 31, 2020, the HIT offered an annualized yield advantage of 42 bps to the Barclays Aggregate and 113 bps to the AAA component of the Barclays Aggregate (AAA Index), without taking additional material credit or interest rate risk.
●	The HIT currently has 36 projects under construction, which will generate an estimated 17.6 million hours of union construction work and 5,357 units of much needed housing.*
●	The HIT stands ready – as it has in past crises – to put labor’s capital to work creating union jobs and affordable housing and supporting economic growth, while generating competitive returns for investors.
●	HIT’s proven strategy of investing in high credit quality assets may provide an opportunity for pension portfolios that need a higher level of safety and security to diversify during this period of elevated uncertainty.
●	As a precaution during the COVID-19 pandemic, the HIT transitioned to remote operations on March 10. The transition has been seamless, and we expect to continue remote operations without interruption for as long as necessary.

HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2020 was 8.60%, 4.54%, 3.17% and 3.70%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. All data in this commentary is as of March 31, 2020 unless otherwise noted.

*Job hours figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data.

1st Quarter Performance

The impact of COVID-19 demonstrates the importance of investors having diversification and protection in their portfolios. It also shows the value of investment programs that are socially responsible, especially products that can create employment and affordable housing. The HIT provides income advantage over its benchmark with less credit risk, while making impact investments that create union construction jobs and help finance affordable housing projects.

For the 1st quarter of 2020, HIT’s gross and net returns were 3.50% and 3.43%, respectively, compared to 3.15% for its benchmark. The HIT’s gross returns over longer-term periods also exceeded the Barclays Aggregate for the 1-, 3-, 5-, and 10-year periods by 1, 12, 21 and 25 bps, respectively. HIT provides an opportunity to enhance portfolio yield on a credit equivalent basis by generating incremental income of 113 bps relative to the AAA Index and 154 bps to a duration-equivalent Treasury – without sacrificing liquidity, credit quality or taking additional interest rate risk.

The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of HIT’s current prospectus, which is available on HIT’s website at www.aflcio-hit.com or by calling 202-331-8055. The Barclays Aggregate and its AAA Component are unmanaged indices and not available for direct investment. Returns for these indices would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Despite historic volatility in financial markets, rapid declines in the value of risk assets and a period of extreme market distress, the HIT outperformed its benchmark due to its consistent strategy of investing in high credit quality and highly liquid government-insured and guaranteed fixed-income investments. As in previous economic and financial market downturns, the HIT outperformed its benchmark and generated positive returns while most active corporate fixed income managers and high yield debt fund managers significantly underperformed and delivered negative returns for the quarter. In addition, the HIT portfolio outperformed the Bloomberg Barclays US MBS Index for the quarter, due in part to the call protection of multifamily securities and lack thereof in residential

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mortgages as interest rates hit all-time historic lows. While performing significantly better than corporate bonds, agency-insured multifamily mortgage spreads have widened to the higher end of historic ranges versus credit equivalent Treasuries, making construction-related government-backed securities look more attractive. Spread performance was likely largely attributable to the mispricing of liquidity within multifamily securities and was not a result of fundamentals. The HIT’s socially responsible investments in affordable and workforce housing securities should remain fundamentally sound as the demand for affordable housing in this country far outweighs the availability of units. Moreover, over 90% of the HIT’s investments carry a government or agency guarantee to pay timely principal and interest to the bondholder, preserving the principal and capital of our investments. The HIT does not invest in the commercial real estate sectors most impacted by the COVID-19 pandemic such as the retail, office and industrial sectors.

Risk Comparison March 31, 2020	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE
U.S. Government/Agency/AAA/Cash	93.31%	73.12%	100.00%	A & Below/Not Rated	1.92%	23.57%	0.00%
YIELD
Current Yield	3.02%	2.87%	2.56%	Yield to Worst	2.05%	1.63%	0.92%
INTEREST RATE RISK
Effective Duration	5.64	5.86	4.90	Convexity	0.22	0.19	0.15
CALL RISK
Call Protected	77%	73%	64%	Not Call Protected	23%	27%	36%

Positive contributions to HIT’s 1st quarter relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	The portfolio’s lack of corporate bonds, which comprised 24.1% of the Barclays Aggregate as of March 31, 2020. Corporate bonds were the worst performing major sector in the Barclays Aggregate. The sector posted the worst quarterly excess return on record of -1,350 bps, which amounted to approximately 180 bps in spread widening.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -56, -716, -1032 and -1737 bps, respectively. Over 93% of the HIT portfolio had a rating of AAA or carried a government or government-sponsored enterprise guarantee (or was in cash), compared to 73% for the Barclays Aggregate at the end of March.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index, with a -83-bps excess return. The HIT’s portfolio had a 14.1% allocation to this sector, versus 26.6% in the Barclays Aggregate at quarter end.

Negative impacts to HIT’s 1st quarter relative performance included:

●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries widened. Spreads for FHA/Ginnie Mae permanent and construction/permanent loan certificates widened to Treasuries by approximately 90 and 99 bps, respectively. Fannie Mae DUS security spreads widened on longer maturity structures, with the benchmark 10/9.5s widening by 48 bps. The HIT had a combined 19.1% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 26.2% in fixed-rate single-asset DUS
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securities of various structures at the end of March, while there were no such securities in the Barclays Aggregate.

●	The portfolio’s slightly short relative duration as Treasury rates fell across the curve. Two-, 5-, 7-, 10- and 30-year rates declined by approximately 132, 131, 129, 125 and 107 basis points, respectively.
●	The portfolio’s overweight to spread-based assets as swap spreads widened across most maturities. Two-, 5-, 7-, and 10-year spreads increased by 12, 11, 10, and 7 bps, respectively. At quarter end, 94.7% of the HIT’s portfolio was invested in spread-based assets (5.3% in cash/cash equivalents and Treasuries) compared to 59.1% spread assets in the Barclays Aggregate (40.9% in Treasuries).
●	Performance of Ginnie Mae REMICs in the HIT portfolio. Spreads to Treasuries widened by 27 bps during the quarter for these securities, which represented 13.5% of HIT’s portfolio at quarter end and are not represented in the Barclays Aggregate.
●	Performance by high grade credit municipal housing bonds, which significantly underperformed Treasuries during the first quarter of 2020. The HIT portfolio had an allocation of 6.4% to these bonds as of March 31, 2020, while there were none in the Barclays Aggregate.

Macro Factors Driving Markets

The longest economic expansion in US history is over. As COVID-19 spread and government-ordered shutdowns escalated, the late-stage economic cycle shifted abruptly into a recession. Quarantine mandates intended to limit the health crisis resulted in 22 million people filing for unemployment assistance in a matter of four weeks, reversing a decade of employment gains. Governments worldwide issued shutdown orders, resulting in supply chains disruptions, services and manufacturing shut-downs, and shelter-in-place mandates, all of which weighed heavily on the economy. Stocks suffered their worst quarterly decline since the financial crisis. Safe-haven assets in Treasuries and cash outperformed all other asset classes with volatility in risk-based assets rocketing higher. Liquidity issues in the financial system prompted an aggressive fiscal and monetary policy response. The outlook for the economy and the virus is extremely uncertain, and high degrees of volatility are likely to continue.

●	Record declines in consumer spending, manufacturing activity, industrial production, global trade commerce, and leisure and hospitality activity, plus signs of the housing market dramatically slowing, are having an outsized negative effect on Gross Domestic Product (GDP) – expected to have one of the biggest quarterly declines on record since the depression.
●	Financial institutions began reserving significant capital against future credit losses as widespread layoffs put stress on household borrowers. Mortgage lenders are tightening underwriting standards with residential mortgage delinquencies expected to rise due to payment assistance via forbearance.
●	The International Monetary Fund expects global GDP for the 2020 calendar year to contract by 3.0%, down from growth expectations of 3.3% to start the year. This represents a severe reversal given that global growth only contracted by 0.1% in the worst year of the last financial crisis in 2009.
●	The US Congress, in an effort to support the market and economy, passed a record $2.2 trillion spending bill (the CARES Act). Amounting to 10% of GDP, the bill is intended to support
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households and businesses most affected by the shutdown and limit the financial damage. The $349 billion small business Paycheck Protection Program, a portion of the CARES Act, already allocated every dollar.

●	A price war within OPEC coupled with a significant fall in demand for energy drove crude oil commodity prices to near 20-year record lows, deflating near term consumer and producer prices. Inflation risks are likely muted for an extended period.

The Yield Curve - Treasuries

A massive downturn in the global economy – driven by the COVID-19 pandemic and the response to shelter-in-place orders – has unraveled and depreciated risk markets at the fastest pace in history. This led to a flight to safety, driving Treasury rates to historic lows as the business cycle turned to a global recession, growth expectations collapsed, and liquidity froze in credit markets, partially driven by forced selling of assets from leveraged investors to meet redemptions and margin calls. The Federal Reserve has played a central role in stabilizing financial markets announcing unlimited quantitative easing to lend and purchase record amounts of debt, supporting liquidity and credit in the market. Despite the central bank’s stimulus to support capital markets, significant amounts of stress remain in the system, liquidity is still challenging in sectors of credit, and unprecedented uncertainty remains for growth and inflation, all of which will likely lead to a low interest rate environment for an extended period.

●	Interest rates plummeted over the quarter with 2-year rates dropping to 0.25% while the long end of the curve hit new, 150-year historic lows driven by a flight to quality environment as disinflation and economic recession set in. The 10- and 30-year US Treasury bonds closed at 0.67% and 1.32%, respectively. During the quarter, the 2-, 5-, 10- and 30-year rates declined by 132, 131, 125 and 107 bps, respectively.
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Governments and global central banks have responded to the deterioration in financial conditions with record amounts of monetary stimulus – cutting interest rates and rapidly expanding asset purchases and government spending to get essential resources to those in need.

●	The US central bank cut the target Fed Funds rate to the zero bound 0-0.25% for the first time since the great recession — and futures markets expect this policy to be in place until late 2022.
●	The Federal Reserve’s influence in capital markets has grown to historic proportions and is expected to continue as their balance sheet expands to the extraordinary size of $6 trillion and is projected to reach over $10 trillion at the peak of this economic crisis. Supporting this view, the Federal Reserve announced expanded authorities to lend and purchase securities in sectors previously not part of their balance sheet: state and local municipalities, investment and speculative grade corporate bonds, small business loans, and high grade structured bonds backed by commercial real estate.
●	Severe contractions in economic activity, wages, hiring and commodity prices weighed heavily on inflation expectations, closing the quarter well below the Fed’s 2% target at 0.53%. Disinflation pressures will likely continue as economic activity is expected to be very subdued, businesses struggle to stay open and adapt to changes in consumer behavior, and unemployment rates remain higher than before the crisis.
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Source: Bloomberg

Investment Grade Spreads: Multifamily

With the unprecedented market environment, Treasuries outperformed all other spread products across fixed income sectors – multifamily included – as capital market volatility and liquidity demand skyrocketed and asset prices cratered in risk markets. Spreads in mortgage securities spiked wider with banks, money managers and leveraged investors like REITs selling their most liquid assets to meet redemptions and capital needs. In response to the dysfunction occurring in the mortgage market, the Federal Reserve committed to unlimited amounts of Treasury and agency residential MBS purchases and expanded its authority for the first time into agency commercial mortgage backed securities (CMBS) by purchasing large amounts of securities in the open market, thereby stabilizing liquidity and driving spreads tighter from their widest valuations.

Agency-insured high credit multifamily securities outperformed lesser credit quality investment grade fixed income sectors. The record excess returns, with historically-tight spreads, observed in corporate bonds at the end of last year unraveled for the quarter, and significantly underperformed AAA equivalents. Credit spreads widened to heights not seen since the great recession of 2008 as equity markets fell by near-record levels, eroding significant wealth in companies with historically high leveraged balance sheets. Many analysts, managers and investors expect further corporate balance sheet deterioration and continued ratings downgrades across investment grade corporate bonds, likely keeping pressure on spread performance and relative value.

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●	FHA and agency multifamily securities experienced broad spread widening to Treasuries based on (1) flight to safety in Treasuries; and (2) the technical of secondary market selling, limited demand from the private sector and dealers, and higher premium bonds as discount rates fell with Treasury yields. New issue supply was limited as borrowers withdrew deals from the market given the uncertainty and tighter credit standards from many lenders.
●	Multifamily properties with federally insured loans – in which the HIT portfolio specializes – were granted forbearance by their regulators in exchange for the temporary suspension of evictions of tenants affected by COVID-19. This results in delaying possible involuntary prepayments and guaranteeing that bondholders do not miss monthly amortization and interest.
●	Fundamentals within vacancies and rent growth could see some pressure as a result of persistent high unemployment; however, multifamily is expected to fare much better than other property types within commercial real estate (e.g., hotel, retail and office).
●	The investment grade corporate bond sector closed the quarter with the worst performance on record generating excess return of -13.50% relative to a duration-equivalent Treasury bond. Spreads widened by as much as 280 bps to Treasuries, but closed the quarter 179 bps wider. Credit downgrades have been amassing, with over $400 billion in March alone according to Barclays. Given that over 46% of the corporate bond index within the Barclays Aggregate remains rated BBB, some sectors risk becoming speculative grade debt and could keep spreads from tightening even with central bank support.

Multifamily performance lagged the agency residential mortgage sector on a spread-basis driven by Fed purchases. Quantitative purchases by the Fed amounted to over $500 billion in March – twice the expected net supply for the year – driving valuations on an option adjusted basis and absolute yields for agency residential mortgages to pre-crisis levels. However, agency multifamily securities offer cash flow stability due to call protection and provide a better option-adjusted yield spread.

Source: HIT, Securities Dealers and BarclaysLive

With liquidity in agency mortgage securities being supported by the Federal Reserve and relative yield spreads at decade-wide levels not seen since the 2008 crisis, construction and permanent FHA-insured multifamily securities can provide an opportunity for investors like the HIT to add attractive risk-adjusted income while providing prepayment protection in this low rate environment.

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Market Outlook

In this time of financial and economic uncertainty, the HIT stands ready – as it has in past crises – to put labor’s capital to work in high credit quality multifamily construction projects, creating much needed jobs and benefits for union working families while generating a competitive, attractive income for its investors. The HIT expects affordable housing development would be a high priority in efforts to stimulate the economy and to provide essential work and housing opportunities, which may increase demand for HIT’s capital and expertise in housing finance.

Uncertainty and volatility are at historic levels as markets process the impact of sudden economic halts. The longer-term effects of the virus on the financial markets and the broader economy are unknown. This is not a normal market environment, and investors should be prepared for an extended period of extraordinary high levels of volatility. Fiscal and monetary policy stimulus have limited the damage to financial risk markets and restored liquidity, but the influence of central banks and the federal government on capital markets remains bigger than ever. Future uncertainty surrounding economic output, unemployment, disinflation and spikes in volatility across risk markets remains very high and is likely to be met in the near term given historic levels of quantitative easing by central banks, interest rates and fixed income returns in this historically low rate environment.

Potential Risks for a Continued Downturn in the Economy:

Forecasts from analysts, economists and investment professionals vary widely ranging from a sharp rebound in growth later this year to a severe, prolonged recession. There is no historical playbook for this environment:

●	The single most important factor in the economic recovery is the containment of the coronavirus. Restrictions on economic activity will be gradually lifted. However, without a vaccine, the possibility of a second wave of infections remains, which would jeopardize any momentum in the global economy.
●	Earnings contraction, halted share buybacks and suspended dividend payments from corporations could pressure equity and risk market valuations creating a more volatile capital market environment.
●	With 46% of the corporate bond index rated BBB, ratings downgrades continue to pose a risk in the event macroeconomic factors trend lower, corporate balance sheets deteriorate further, or worse, solvency issues arise as companies fail to generate sales resulting in defaults and bankruptcies.
●	It is an election year and the stakes have never been higher. The outcome of the election could re-inject volatility into capital markets and have policy effects that shape the economic landscape.
●	Massive government support through spending bills and borrowing are quadrupling the budget deficit to $4 trillion, raising the debt levels of the US relative to GDP to 100% - the highest level since World War II. If or when spending is cut, it could have future implications in sectors that become overly reliant on federal funding.

A high degree of uncertainty lies ahead in the macroeconomic picture, financial markets and the ability of homeowners and renters to pay their monthly payments, directly impacting union working families.

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The HIT should be positioned well to weather the financial market and economic storm, because more than 92% of its portfolio is invested in government/agency/AAA-rated credit quality assets that provide capital preservation, attractive risk-adjusted income and diversification from deteriorating credit fundamentals in corporate bonds. In addition to its successful strategy and strong track record of competitive performance, the HIT has a mission to create union construction jobs and finance affordable housing projects. The current economic crisis will greatly increase the need for job creation and affordable housing. The HIT expects to be ready to be a catalyst to help working families and spur growth by leveraging labor’s capital to create union jobs and affordable housing while generating competitive returns for its investors.

Market Data

First Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	8.20%	0	7.02
Agencies	-0.07%	-593	4.17
Single family agency MBS (RMBS)	2.82%	-83	1.67
Corporates	-3.63%	-1350	7.98
Commercial MBS (CMBS)	1.19%	-586	5.31
Asset-backed securities (ABS)	-0.21%	-322	2.07

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/19	3/31/20	Change
3 Month	1.544%	0.061%	-1.483%
6 Month	1.578%	0.140%	-1.438%
1 Year	1.566%	0.155%	-1.411%
2 Year	1.569%	0.246%	-1.324%
3 Year	1.609%	0.293%	-1.316%
5 Year	1.691%	0.380%	-1.311%
7 Year	1.831%	0.541%	-1.291%
10 Year	1.917%	0.669%	-1.248%
30 Year	2.390%	1.321%	-1.068%

Source: Bloomberg L.P.

Investors should consider HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of March 31, 2020

Net Assets	$6,341.73 million
Portfolio Effective Duration	5.641 years	Convexity	0.22
Portfolio Average Coupon	3.22%	Maturity	10.66 years
Portfolio Yield to Worst[1]	2.05%	Portfolio Current Yield[1]	3.02%
Number of Holdings	908	Average Price	106.97

Sector Allocations: 2

Multifamily MBS	75.52%	CMBS – Agency Multifamily*	70.79%
Agency Single-Family MBS	15.61%	Agency Single-Family MBS	15.61%
U.S. Treasury	4.42%	U.S. Treasury Notes/Bonds	4.42%
AAA Private-Label CMBS	1.69%	State Housing Permanent Bonds	5.32%
Multifamily Direct Const. Loans	1.92%	State Housing Construction Bonds	1.11%
Cash & Short-Term Securities	0.84%	Direct Construction Loans	1.92%
		Cash & Short-Term Securities	0.84%
		*Includes multifamily MBS (59.78%), MF Construction MBS (9.32%), and AAA Private-Label CMBS (1.69%).
Quality Distribution: [4]		Geographical Distribution of Long-Term Portfolio:[3]
U.S. Government or Agency	90.26%
AAA	2.21%	West	9.18%
AA	4.77%	Midwest	21.54%
A	0.00%	South	16.60%
Not Rated	1.92%	East	15.61%
Cash	0.84%	National Mortgage Pools	37.06%

Portfolio Duration Distribution, by Percentage in Each Category: [4]				Maturity Distribution based on average life:
Cash	0.84%	5-5.99 years	18.94%	0 – 1 year	3.37%
0-0.99 years	16.17%	6-6.99 years	14.62%	1 – 2.99 years	10.04%
1-1.99 years	6.00%	7-7.99 years	4.90%	3 – 4.99 years	16.08%
2-2.99 years	5.30%	8-8.99 years	6.02%	5 – 6.99 years	33.49%
3-3.99 years	8.65%	9-9.99 years	5.76%	7 – 9.99 years	25.55%
4-4.99 years	6.27%	Over 10 years	6.53%	10 – 19.99 years	7.62%
				Greater than 20 years	3.86%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

4 Based on total investments and including unfunded commitments.

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